UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on October 2, 2021, the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc. (the “Company”) approved the redemption of all the outstanding preferred stock purchase rights (the “Rights”) granted pursuant to the Rights Agreement, dated March 1, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent (as amended, the “Rights Agreement”). Immediately upon the action of the Board to approve the redemption of the Rights, the right to exercise the Rights terminated, which effectively terminated the Rights Agreement. Pursuant to the Rights Agreement and a Notice of Redemption, dated October 15, 2021, the Rights were redeemed at a redemption price of $0.01 per Right.

Item 3.03.         Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2022, the Company filed with the office of the Secretary of State of the State of Delaware (the “Secretary of State”) a Certificate of Elimination (the “Certificate of Elimination”), which, effective on February 1, 2022, eliminated from the Company’s Amended and Restated Certificate of Incorporation all matters set forth in the Company’s Certificate of Designations of Series A Junior Participating Preferred Stock, Par Value $0.001 Per Share, of Rocky Mountain Chocolate Factory, Inc. (the “Series A Junior Participating Preferred Stock”), as filed with the Secretary of State of the State February 26, 2015. The 50,000 shares of preferred stock previously designated as Series A Junior Participating Preferred Stock were eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation.  No shares of the Series A Junior Participating Preferred Stock were issued and outstanding at the time of filing the Certificate of Elimination.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Rocky Mountain Chocolate Factory, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: February 2, 2022	By:	/s/ Bryan J. Merryman
	Name:	Bryan J. Merryman
	Title:	Interim President and Chief Executive Officer, and Chief Financial Officer